Exhibit 4.2


                          [FRONT OF CERTIFICATE]


                 Organized under the Laws of Massachusetts





No. XXX                                                    XXX Shares




                       Digital Equipment Corporation


          8 7/8% Cumulative Convertible Preferred Stock, Series A




THIS CERTIFIES THAT XXX                        is the owner of


XXX Shares of the Capital Stock of


DIGITAL EQUIPMENT CORPORATION


transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of the Certificate properly endorsed.


     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be

hereunto affixed this    day of              A.D. 19  .



- -------------------------                      --------------------------

Vice President                                 Treasurer



                                 Par Value

                     SHARES     $1.00 per share    EACH


[SEAL]

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[BACK OF CERTIFICATE]


                                CERTIFICATE


                                    FOR


                                    XXX


                                  SHARES


                                  OF THE


                               CAPITAL STOCK


                             DIGITAL EQUIPMENT

                                CORPORATION


                             8 7/8% CUMULATIVE

                           CONVERTIBLE PREFERRED

                              STOCK, SERIES A


                                 ISSUED TO



                                   xxx

                          ----------------------

                                   date



                                   xxx

                          ----------------------



For Value Received xxx hereby sell, assign and transfer


     xxx

unto -----------------------------------------------


- -------------------------------------------------- Shares


of the Capital Stock represented by the within Certificate,


and do hereby irrevocably constitute and appoint


xxx

- -------------------------------------------------- Attorney


to transfer the said Stock on the books of the within named


Corporation with full power of substitution in the premises.


Dated xxxxxxxxx   19xx


     In presence of








                                    --------------------------


xxx

- -----------------------------